UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2023

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Class A Common Stock, $.05 par value per share	JOUT	NASDAQ Global Select Market SM

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 23, 2023 and upon recommendation from the Nominating and Corporate Governance Committee of the Board of Directors of Johnson Outdoors Inc. (the “Company”), the Company’s Board of Directors approved the appointment of Jeffrey M. Stutz as a Class A Director of the Company.  Mr. Stutz is an independent director under the applicable standards of the NASDAQ Stock Market.  Additionally, Mr. Stutz has been appointed to the Audit Committee  of the Company’s Board of Directors.  Mr. Stutz was not appointed to the Board as a result of any arrangement or understanding between Mr. Stutz and any other person.  Pursuant to the terms of the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan, effective with his appointment, Mr. Stutz will be awarded shares of restricted stock having an award value on the grant date equal to the pro rata aggregate value of an annual award under the plan (currently set at $100,000) determined by dividing the number of days remaining until the immediately next ensuing annual meeting of shareholders of the Company following Mr. Stutz’s appointment to the Board by 365 days.

Additional information regarding Mr. Stutz’s appointment to the Company’s Board is set forth in the press release accompanying this Form 8-K as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 ‑‑ Press Release of Johnson Outdoors, issued May 23, 2023.

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.
Date: May 23, 2023
	By:	/s/ David W. Johnson
David W. Johnson, Vice President and Chief Financial Officer